SUPPLEMENT DATED AUGUST 29, 2001
                     TO PROSPECTUS DATED AUGUST 6, 2001 FOR

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT

                                 with respect to

                           PruLife Custom Premier(sm)
                   Variable Universal Life Insurance Contracts



     The following replaces the first paragraph under Contract Loans, page 36 in the prospectus:

     You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value.




























PLNJVUL2SUP  Ed. 8-01